EXHIBIT 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of Common Stock of Phathom Pharmaceuticals, Inc.

Date:  May 13, 2025

FRAZIER LIFE SCIENCES PUBLIC FUND, L.P.

By: FHMLSP, L.P., its General Partner

By: FHMLSP, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  May 13, 2025

FHMLSP, L.P.

By: FHMLSP, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  May 13, 2025

FHMLSP, L.L.C.

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  May 13, 2025

FRAZIER LIFE SCIENCES PUBLIC OVERAGE FUND, L.P.

By: FHMLSP Overage, L.P., its General Partner

By: FHMLSP Overage, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  May 13, 2025

FHMLSP OVERAGE, L.P.

By FHMLSP Overage, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  May 13, 2025

FHMLSP OVERAGE, L.L.C.

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  May 13, 2025

FRAZIER LIFE SCIENCES IX, L.P.

By FHMLS IX, L.P., its general partner

By FHMLS IX, L.L.C., its general partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  May 13, 2025

FHMLS IX, L.P.

By FHMLS IX, L.L.C., its general partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  May 13, 2025

FHMLS IX, L.L.C.

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  May 13, 2025

FRAZIER LIFE SCIENCES X, L.P

By FHMLS X, L.P., its general partner

By FHMLS X, L.L.C., its general partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  May 13, 2025

FHMLS X, L.P.

By FHMLS X, L.L.C., its general partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  May 13, 2025

FHMLS X, L.L.C.

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  May 13, 2025

FRAZIER LIFE SCIENCES XI, L.P.

By FHMLS XI, L.P., its general partner

By FHMLS XI, L.L.C., its general partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  May 13, 2025

FHMLS XI, L.P.

By FHMLS XI, L.L.C., its general partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  May 13, 2025

FHMLS XI, L.L.C.

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  May 13, 2025

FRAZIER LIFE SCIENCES XII, L.P.

By FHMLS XII, L.P., its general partner

By FHMLS XI, L.L.C., its general partner

By: /s/ Gordon Empey

Gordon Empey, General Counsel

Date:  May 13, 2025

FHMLS XII, L.P.

By FHMLS XII, L.L.C., its general partner

By: /s/ Gordon Empey

Gordon Empey, General Counsel

Date:  May 13, 2025

FHMLS XII, L.L.C.

By: /s/ Gordon Empey

Gordon Empey, General Counsel

Date:  May 13, 2025

By: *

James Topper

Date:  May 13, 2025

By: *

Patrick Heron

Date:  May 13, 2025

By: **

Albert Cha

Date:  May 13, 2025

By: **

James Brush

Date:  May 13, 2025

By: ***

Daniel Estes

Date:  May 13, 2025

By: /s/ Steve R. Bailey

Steve R. Bailey, as Attorney-in-Fact

* This Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on July 31, 2017.

** This Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on August 16, 2021.

*** This Agreement was executed by Steve R. Bailey on behalf of the individual listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on April 18, 2022.